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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) March 13, 1998
                                                        --------------


                           UCFC ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Louisiana                     333-37499              72-1235336
-------------------------------      --------------          -----------------
(State or other                       (Commission             (IRS Employer
 jurisdiction of incorporation)         File Number)            ID Number)


4041 Essen Lane, Baton Rouge, Louisiana                      70809
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(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code:              (504) 924-6007
                                                                 --------------

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

Filing of  Statement of Eligibility of Trustee

                  UCFC Acceptance Corporation (the "Depositor") registered issuances of up to $4,000,000,000 principal amount of Asset-Backed Notes and Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-37499) (the "Registration Statement"). The Registration Statement was declared effective by the Securities and Exchange Commission on December 2, 1997.

                  This Current Report on Form 8-K is being filed to file Exhibit
25.1 to the Registration Statement, which is a copy of the Statement of Eligibility of the Trustee.

                                      -2-

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Item 7.  Statement of Eligibility of Trustee.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         25.1     Statement of Eligibility of Trustee.

                                      -3-

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           UCFC ACCEPTANCE CORPORATION


                            By: /s/ H.C. McCall, III
                                --------------------
                            Name: H.C. McCall, III
                            Title:  President



Dated: March 12, 1998

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                                  EXHIBIT INDEX

Exhibit                                                                Page
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25.1              Statement of Eligibility of Trustee